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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)     January 18, 2002
                                                 -------------------------------





                            DEVON ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)




        Delaware                         000-30176             73-1567067
---------------------------------- --------------------   ---------------------
 (State or Other Jurisdiction           (Commission           (IRS Employer
      of Incorporation)                 File Number)        Identification No.)




20 North Broadway, Suite 1500, Oklahoma City, Oklahoma           73102-8260
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Address of Principal Executive Office)                           (Zip Code)




Registrant's telephone number, including area code    (405) 235-3611
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS


         Attached to this Form 8-K are filings that Devon Energy Corporation and Mitchell Energy & Development Corp. have made with the Securities and Exchange Commission pursuant to Rule 425 of the Securities Act of 1933, as amended, between November 28, 2001 (the date on which Devon filed a Form 8-K to incorporate previously filed Rule 425 documents between August 24, 2001 and November 28, 2001) and the date on which this Form 8-K is being filed. Devon is filing this Form 8-K so that these previously filed documents will be incorporated by reference into the registration statement (Registration Nos. 333-68694 and 333-68694-01) pursuant to which the stock that will be issued in connection with Devon's acquisition of Mitchell will be registered.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

         See the Exhibit Index, which is incorporated by reference into this item.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   DEVON ENERGY CORPORATION





Date: January 18, 2002                             By:  /s/ MARIAN J. MOON
                                                      --------------------------
                                                       Marian J. Moon
                                                       Senior Vice President




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------

99.1              Press Release dated December 11, 2001, filed by Devon Energy
                  Corporation pursuant to Rule 425 of the Securities Act of 1933 on December 11, 2001.

99.2 Slide presentation by Devon Energy Corporation, filed by Devon pursuant to Rule 425 of the Securities Act of 1933 on December
                  12, 2001.

99.3              Press Release dated December 19, 2001, filed by Devon Energy
                  Corporation pursuant to Rule 425 of the Securities Act of 1933 on December 20, 2001.

99.4              Press Release dated December 20, 2001, filed by Devon Energy
                  Corporation pursuant to Rule 425 of the Securities Act of 1933 on December 20, 2001.